UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 15, 2000

                      MORGAN STANLEY CAPITAL I INC.
             Mortgage Pass-Through Certificates, Series 2000-1 Trust (Exact name of registrant as specified in its charter)


New York (governing law of           333-77215       52-2242935
Pooling and Servicing Agreement)     (Commission     52-2242933
(State or other                      File Number)    52-2242934
jurisdiction                                         IRS EIN
of Incorporation)


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, Maryland                             21044
        (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code:  (410) 884-2000

        Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 15, 2000 a distribution was made to holders of MORGAN STANLEY CAPITAL I INC., Mortgage Pass-Through Certificates, Series 2000-1 Trust.


ITEM 7.  Financial Statements and Exhibits

    (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

         Exhibit Number           Description

         EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-1 Trust, relating to the August 15, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          MORGAN STANLEY CAPITAL I INC.
              Mortgage Pass-Through Certificates, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 8/28/2000


                                INDEX TO EXHIBITS

Exhibit Number       Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-1 Trust, relating to the August 15, 2000 distribution.